UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2008

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 7, 2008, each executive officer of Newfield listed in the table below was granted the stock based awards set forth opposite his or her name.
     The restricted stock units, which were granted pursuant to Newfield’s 2007 Omnibus Stock Plan, vest in three equal annual installments beginning on February 7, 2010. A portion of the units may vest earlier upon a qualifying retirement. Each of these awards is governed by a restricted stock unit agreement, the form of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
     Of the 135,000 stock options granted to David A. Trice, 72,000 were granted pursuant to Newfield’s 2000 Omnibus Stock Plan and 63,000 were granted pursuant to Newfield’s 2007 Omnibus Stock Plan. The options have an exercise price of $48.45 per share and vest in three equal annual installment beginning on February 7, 2009. In addition, the options will vest in full upon Mr. Trice’s retirement if he retires no earlier than February 15, 2010 and provides Newfield’s board of directors with at least six months prior written notice. The options are governed by a stock option agreement, the form of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.
     The stock options granted to the other executive officers, which were granted pursuant to Newfield’s 2000 Omnibus Stock Plan, have an exercise price of $48.45 per share and vest in five equal annual installment beginning on February 7, 2009. The options are governed by a stock option agreement, the form of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.
     All of the restricted stock units and stock options will vest upon a Change of Control, as defined in the relevant omnibus stock plan.

		Time Vested
		Restricted Stock	Shares Underlying
Executive Officer	Title	Units	Options	Total
David A. Trice	Chairman, President and Chief Executive Officer	20,000	135,000	155,000
Lee K. Boothby	Senior Vice President — Acquisitions and Business Development	10,000	30,000	40,000
Michael D. Van Horn	Senior Vice President — Exploration	7,500	17,500	25,000
Terry W. Rathert	Senior Vice President, Chief Financial Officer and Secretary	22,500	0	22,500
William D. Schneider	Vice President — International	12,000	0	12,000
George T. Dunn	Vice President — Mid-Continent	7,000	18,000	25,000
Gary D. Packer	Vice President — Rocky Mountains	17,500	25,000	42,500
John H. Jasek	Vice President — Gulf Coast	8,000	25,000	33,000
James T. Zernell	Vice President — Production	8,000	17,500	25,500
W. Mark Blumenshine	Vice President — Land	4,000	8,000	12,000
Mona Leigh Bernhardt	Vice President — Human Resources	4,000	8,000	12,000
Stephen C. Campbell	Vice President — Investor Relations	4,000	8,000	12,000
James J. Metcalf	Vice President — Drilling	5,000	12,500	17,500
John D. Marziotti	General Counsel	4,000	8,000	12,000
Brian L. Rickmers	Controller and Assistant Secretary	4,000	8,000	12,000
Susan G. Riggs	Treasurer	3,000	6,000	9,000
Mark J. Spicer	Vice President — Information Technology	4,000	8,000	12,000

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
10.1	Form of 2008 Restricted Stock Unit Agreement

10.2	Form of 2008 Stock Option Agreement with David A. Trice

10.3	Form of 2008 Stock Option Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: February 14, 2008	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of 2008 Restricted Stock Unit Agreement
10.2	Form of 2008 Stock Option Agreement with David A. Trice
10.3	Form of 2008 Stock Option Agreement with all other executive officers